Chase Growth Fund
Chase Mid-Cap Growth Fund
Each a series of Advisors Series Trust

February 27, 2008

Supplement to the Prospectus
dated January 28, 2008

The table below replaces the Average Annual Total Returns table on page 6 of the Prospectus:

Prior to September 1, 2002, the Predecessor Mid-Cap Fund was advised by a different investment advisor.  Performance information from January 1, 2001, the Predecessor Mid-Cap Fund’s inception date, to August 31, 2002 is not shown.

Average Annual Total Returns
(for the periods ended December 31, 2007)
			Since
Mid-Cap Fund,Class A Shares(1)	1 Year	5 Years	9/1/02(2)
Return Before Taxes(3)	12.87%	13.66%	11.59%
Return After Taxes on Distributions(4)(6)	12.35%	13.18%	11.15%
Return After Taxes on Distributions and Saleof Fund Shares(5)(6)	9.05%	11.94%	10.11%
Russell MidCap®Growth Index(7)	11.43%	17.90%	16.80%
Lipper Mid-Cap Growth Funds Index(8)	21.41%	17.93%	16.33%
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(1)
For the periods presented, the Mid-Cap Fund and the Predecessor Mid-Cap Fund did not impose a front-end sales charge on purchases of Class A Shares and does not intend to impose a front-end sales charge on purchases of Class A Shares through January 28, 2009. These returns represent the performance of the Mid-Cap Fund and the Predecessor Mid-Cap Fund but have been restated to include the effect of the maximum 5.75% front-end sales charge on purchases of shares during the periods presented.

(2)
Prior to September 1, 2002, the Predecessor Mid-Cap Fund was advised by a different investment advisor.  Performance from January 1, 2001, inception date of the Predecessor Mid-Cap Fund, to August 31, 2002, is not shown.

(3)	Without the front-end sales charge, the Return Before Taxes for the 1 Year, 5 Years and Since Inception (9/1/02) periods was 19.74%, 15.02%, and 12.84%, respectively.

(4)	Without the front-end sales charge, the Return After Taxes on Distributions for the 1 Year, 5 Years and Since Inception (9/1/02) periods would have been 19.19%, 14.52%, and 12.39%, respectively.

(5)
Without the front-end sales charge, the Return After Taxes on Distributions and Sale of Fund Shares for the 1 Year, 5 Years and Since Inception (9/1/02) periods would have been 13.56%, 13.16%, and 11.24%, respectively.

(6)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(7)
The Russell MidCap®Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000®Growth Index. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.  You cannot invest directly in an index.

(8)
The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges. You cannot invest directly in an index.

The expense table below replaces the expense table on page 7 of the Prospectus:

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

	Growth Fund Class N Shares	Growth Fund Substantial Investor Class Shares	Mid-Cap Fund Class A Shares
Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None	None	5.75%(1)
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and distributions	None	None	None
Redemption fees(2) (3)	2.00%	2.00%	2.00%
Exchange fees	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management fees	0.75%	0.75%	0.75%
Distribution (12b-1) fees	0.00%	0.00%	0.00%
Other expenses	0.17%	0.17%	0.52%
Shareholder servicing fees	0.25%(4)	0.00%	0.25%(4)
Acquired funds fees and expenses (“AFFE”)	0.01%	0.01%	0.02%
Total annual fund operating expenses	1.18%	0.93%	1.54%
Fee waiver and/or expense reimbursement	0.00%	0.00%	-0.04%(5)
Net annual fund operating expenses with AFFE(6)	1.18%	0.93%	1.50%

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(1)	The front-end sales charge is being waived for purchases of Class A Shares until January 28, 2009.

(2)	A $15 charge will apply to each wire redemption.

(3)
The redemption fee applies only to those shares that you have held for less than 60 days. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

(4)
The Growth Fund has a shareholder servicing plan for its Class N Shares and the Mid-Cap Fund has a shareholder servicing plan for its Class A Shares.  The Funds may pay authorized agents up to 0.25% of the average daily net assets attributable to its shareholders.

(5)
The Advisor has contractually agreed to waive or limit its fees and to assume other expenses indefinitely so that the ratio of net annual fund operating expenses for the Mid-Cap Fund’s Class A Shares is limited to 1.48%.  The Advisor may be entitled to the reimbursement of fees waived or reimbursed by the Advisor to the Mid-Cap Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Mid-Cap Fund during any of the previous three (3) years from the date of reimbursement, less any reimbursement previously paid.

(6)
AFFE are indirect fees that the Funds incur from investing in the shares of other mutual funds (“Acquired Funds”).  These indirect fees represent a pro rata portion of the cumulative expenses charged by the Acquired Funds.  The Total Annual Fund Operating Expenses for the Funds will not correlate to the Ratio of Expenses to Average Net Assets that will be provided in the Funds’ financial statements as the Funds’ financial statements reflect the operating expenses of the Funds and do not include AFFE.  Without AFFE, the Total Annual Fund Operating Expenses for the Growth Fund, Class N Shares and Substantial Investor Class Shares would have been 1.17% and 0.92%, respectively, and the Total Annual Fund Operating Expenses for the Mid-Cap Fund Class A Shares would have been 1.52%.

Please retain this Supplement with your Prospectus for future reference.